Boston Trust Walden Funds

One Beacon Street

Boston, MA 02108

Walden Small Cap Fund (WASOX)

Supplement dated February 4, 2020 to the Prospectus and Summary Prospectus

dated February 4, 2020

Reorganization of the Walden Small Cap Fund

On December 6, 2019, the Board of Trustees of Boston Trust Walden Funds (the “Trust”) approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Plan”) under which the Walden Small Cap Fund would be reorganized into the Boston Trust Walden Small Cap Fund.  The Plan provides for the transfer of all of the Walden Small Cap Fund’s assets and stated liabilities to the Boston Trust Walden Small Cap Fund in exchange solely for shares of the Boston Trust Walden Small Cap Fund.  Each shareholder of the Walden Small Cap Fund will receive shares of the Boston Trust Walden Small Cap Fund equal in value to the shares of the Walden Small Cap Fund held by that shareholder prior to the Reorganization.  The Walden Small Cap Fund will be liquidated following the Reorganization.  The reorganization is expected to qualify as a tax-free transaction for federal income tax purposes.

Shareholders will consider and vote on the Plan at a meeting to be held at the offices of the Adviser at One Beacon Street, Boston, MA 02108, on or about March 26, 2020. If approved, the Reorganization is scheduled to occur on or about April 3, 2020.

The Board has set February 10, 2020 as the record date. Only shareholders of record can vote in person or by proxy at the shareholder meeting.

Please retain this supplement with your Prospectus and Summary Prospectus for future reference.

This Supplement, the Prospectus and Summary Prospectus, each dated February 4, 2020, and the SAI, dated February 4, 2020, provide relevant information for all shareholders and should be retained for future reference.  The Prospectuses and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-800-282-8782, extension 7050.